Opportunistic Municipal Fund

	Class A	Class C
Ticker Symbol(s)	PMOAX	PMODX

Principal Funds, Inc. Summary Prospectus June 13, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.principalfunds.com/prospectus. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary prospectus incorporates by reference the Statutory Prospectus for Class A and Class C shares dated June 13, 2012 and the Statement of Additional Information dated December 30, 2011, as amended and restated June 13, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:     The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 37 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 59 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of dollars subject to charge)	1.00%	1.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses (1) (2)	0.51%	0.54%
Total Annual Fund Operating Expenses	1.26%	2.04%
Expense Reimbursement (3)	0.29%	0.32%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.97%	1.72%
(1) Other Expenses include: Interest Expense	0.07%	0.07%

(2)  Other Expenses are estimated for the year ending August 31, 2012.

(3)  Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense through the period ending December 31, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares. It is expected that the expense limit will continue through the period disclosed; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$470	$732
Class C	$275	$609

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years
Class A	$470	$732
Class C	$175	$609

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. This is a new Fund and does not yet have a portfolio turnover rate to disclose.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in municipal obligations (securities issued by or on behalf of state or local governments and other public authorities).  Municipal obligations pay interest that is exempt from federal income tax. The Fund has a flexible investment strategy and may invest in obligations of any duration and credit quality, including below investment grade bonds (rated at the time of purchase Ba1 or lower by Moody's or BB+ or lower by S&P, sometimes called "junk bonds") as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by the Fund's Sub-Advisor.

The Fund may invest in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities (“Agency Securities”) and inverse floating rate obligations, which are generally more volatile than other types of municipal obligations. The Fund may invest in exchange-traded funds (ETFs) to gain exposure to the municipal market.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. The Fund may purchase or sell various kinds of financial futures contracts to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund also may enter into interest rate swaps and credit derivatives, which may include credit default swaps.

Principal Risks

The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to reinvest for modest growth and are willing to accept fluctuations in the value of their investment.

The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Inverse Floating Rate Investments. Inverse floating rate investments are extremely sensitive to changes in interest rates and in some cases their market value may be extremely volatile.

Leverage Risk.  Leverage created by borrowing or certain types of transactions or investments, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.

Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance

No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the Barclays Capital Municipal Bond Index.

Management

Investment Advisor:  Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•         Douglas J. Gaylor (since 2012), Portfolio Manager

Purchase and Sale of Fund Shares

Purchase minimums per fund (some exceptions apply):

• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.